                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 17, 2002
                        (Date of earliest event reported)


                                  GAINSCO, INC.
             (Exact name of registrant as specified in its charter)


           TEXAS                       001-09828                75-1617013
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


                1445 ROSS AVENUE, SUITE 5300, DALLAS, TEXAS 75202
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (214) 647-0415


ITEM 5. OTHER EVENTS.

     On December 17, 2002, McRae B. Johnston, the President - Personal Lines Division of GAINSCO, INC. (collectively with certain of its subsidiaries, the "Company"), resigned his employment with the Company and each of its subsidiaries other than MGA Insurance Company, Inc. ("MGA"), where Mr. Johnston will remain employed during a transition period expected to end March 1, 2003. The Company and Mr. Johnston entered into separation agreements and releases (the "Release Agreements") pursuant to which the Company and Mr. Johnston mutually released the other from obligations under the stock purchase agreement and employment contract between the Company and Mr. Johnston and generally from any and all other claims that each may otherwise have had against the other. The Company paid Mr. Johnston an aggregate of $399,000 pursuant to the Release Agreements. Mr. Johnston also entered into a one-year Consulting Agreement with MGA expected to become effective after the conclusion of his employment with MGA in March 2003 pursuant to which MGA will owe Mr.

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Johnston an aggregate of $200,000 to be made in four equal payments of
$50,000.00 each in March, June, September and December of 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     No financial statements or pro forma financial statements are required to be filed as a part of this Report. The following is a list of exhibits filed as part of this Current Report on Form 8-K:

EXHIBITS
EXHIBIT NO.
10.33     Separation Agreement and Release dated December 17, 2002 between McRae
          B. Johnston and MGA Insurance Company, Inc.(1)

10.34     Separation Agreement and Release dated December 17, 2002 among McRae
          B. Johnston, GAINSCO, INC., National Specialty Lines, Inc., Lalande
          Financial Group, Inc., DLT Insurance Adjustors, Inc. and Midwest
          Casualty Insurance Company(1)

10.35 Consulting Agreement dated December 17, 2002 between McRae B. Johnston and MGA Insurance Company, Inc.(1)

10.36 Form of Separation Agreement and Release to be entered into between McRae B. Johnston and MGA Insurance Company, Inc.(1)

         (1) Filed herewith.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GAINSCO, INC.



                                        BY:  /s/ GLENN W. ANDERSON


                                        -------------------------------
                                        Glenn W. Anderson, President and
                                        Chief Executive Officer


DATED: December 19, 2002






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                                  GAINSCO, INC.

                                  EXHIBIT INDEX

EXHIBIT
EXHIBIT NO.
10.33     Separation Agreement and Release dated December 17, 2002 between McRae
          B. Johnston and MGA Insurance Company, Inc.(1)

10.34     Separation Agreement and Release dated December 17, 2002 among McRae
          B. Johnston, GAINSCO, INC., Lalande Financial Group, Inc., DLT
          Insurance Adjustors, Inc. and Midwest Casualty Insurance Company(1)

10.35 Consulting Agreement dated December 17, 2002 between McRae B. Johnston and MGA Insurance Company, Inc.(1)

10.36 Form of Separation Agreement and Release to be entered into between McRae B. Johnston and MGA Insurance Company, Inc.(1)

            (1) Filed herewith.